SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 13, 2005

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29816	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments.

On September 14, 2005, Triad Hospitals, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference, announcing that it has entered into a definitive agreement to sell Central Arkansas Hospital in Searcy, Arkansas and, as a result of the sale, expects to record an impairment charge during the third quarter ending September 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Triad Hospitals, Inc. on September 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Rebecca Hurley
Rebecca Hurley
Senior Vice President
and General Counsel

Date: September 15, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Triad Hospitals, Inc. on September 14, 2005.